UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported: October 24, 2005
ReGen Biologics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-20805	23-2476415

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

509 Commerce Street, East Wing, Franklin Lakes, NJ	07417

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (201) 651-5140

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     On October 24, 2005, ReGen Biologics, Inc. (the “Company”) and Xmedica s.r.l. entered into a Distributor Agreement (the “Distributor Agreement”) whereby the Company has granted Xmedica exclusive distribution rights to market the Company’s CMI in Italy. The CMI is a type I collagen implant designed to facilitate growth of new tissue to replace removed or missing meniscus tissue in the human knee. Xmedica will also market the Company’s SharpShooter Tissue Repair System on a non-exclusive basis. The agreement runs through December 31, 2007, and includes provisions to renew and extend the relationship.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC.

By:	/s/ BRION D. UMIDI
Name:	Brion D. Umidi
Title:	Senior Vice President and Chief Financial Officer
Dated: October 28, 2005